                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/
Filed by a party other than the registrant /_/


Check the appropriate box:
/X/     Preliminary proxy statement
/_/ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
/_/     Definitive proxy statement
/_/     Definitive additional materials
/_/     Soliciting material pursuant to ss.240.14a-12


                        Union Financial Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/X/     No fee required.
/_/     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
        N/A
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which  transactions  applies:
        N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        N/A
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
        N/A
--------------------------------------------------------------------------------
(5) Total fee paid:
        N/A
--------------------------------------------------------------------------------
/_/ Fee paid previously  with  preliminary  materials.
/_/ Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
        N/A
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
        N/A
--------------------------------------------------------------------------------
(3) Filing Party:
        N/A
--------------------------------------------------------------------------------
(4) Date Filed:
        N/A
--------------------------------------------------------------------------------

                  Union Financial Bancshares, Inc. Letterhead





                                December 29, 2003





Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Union Financial Bancshares, Inc. The meeting will be held in the University of South Carolina Auditorium, Union Campus, 401 East Main Street, Union, South Carolina on Wednesday, January 28, 2004 at 2:00 p.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Elliott Davis, LLC, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                    Sincerely,




                                    Carl L. Mason
                                    CHAIRMAN OF THE BOARD

                        UNION FINANCIAL BANCSHARES, INC.
                              203 WEST MAIN STREET
                           UNION, SOUTH CAROLINA 29379
                                 (864) 427-9000
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------


      The annual meeting of stockholders of Union Financial Bancshares, Inc. (the "Company") will be held in the University of South Carolina Auditorium, Union Campus, 401 East Main Street, Union, South Carolina on Wednesday, January 28, 2004 at 2:00 p.m., local time, for the following purposes:

      1.    To elect three directors of the Company;

      2.    To  approve  an   amendment   to  the   Company's   Certificate   of
            Incorporation increasing the number of authorized shares of common stock;

      3. To ratify the appointment of Elliott Davis, LLC as independent auditors for the Company for the fiscal year ending December 31, 2004; and

      4. To transact any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Stockholders of record at the close of business on December 9, 2003 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Wanda J. Wells
                                    CORPORATE SECRETARY

Union, South Carolina
December 29, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                        UNION FINANCIAL BANCSHARES, INC.

                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Union Financial Bancshares, Inc. ("Union Financial" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Provident Community Bank, N.A. ("Provident"). The annual meeting will be held in the University of South Carolina Auditorium, Union Campus, 401 East Main Street, Union, South Carolina on Wednesday, January 28, 2004 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 29, 2003.

                           VOTING AND PROXY PROCEDURE

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Union Financial common stock if the records of the Company showed that you held your shares as of the close of business on December 9, 2003. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee on how to vote your shares.

      As of the close of business on December 9, 2003, a total of _____________ shares of Union Financial common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record holders of the Company's common stock who acquire beneficial ownership in excess of 10% of the Company's outstanding shares without the approval of two-thirds of the Board of Directors are entitled to cast only one-hundredth of a vote of any shares held in excess of the 10% limit.

ATTENDING THE MEETING

      If you are a stockholder of record as of the close of business on December 9, 2003, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Union Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors will be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non- votes will have no effect on the outcome of the election.

      In voting on the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of votes eligible to be cast by stockholders. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

      In voting on the ratification of the appointment of Elliott Davis, LLC as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of votes cast by stockholders. Abstentions and broker non-votes will have no effect on the outcome of the vote.

VOTING BY PROXY

      This proxy statement is being sent to you by the Board of Directors of Union Financial for the purpose of requesting that you allow your shares of Union Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Union Financial common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR, "FOR" AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES AND "FOR" RATIFICATION OF THE APPOINTMENT OF ELLIOTT DAVIS, LLC AS INDEPENDENT AUDITORS.

      If you are a participant in the Company's Dividend Reinvestment Plan, the proxy card covers the shares in your account under the Plan, as well as shares registered in your name.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Union Financial common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Union Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

                              CORPORATE GOVERNANCE

GENERAL

      The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

CODE OF BUSINESS CONDUCT

      The Company has adopted a Code of Business Conduct that is designed to ensure that the Company's directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct.

      As a mechanism to encourage compliance with the Code of Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Business Conduct.

MEETINGS OF THE BOARDS OF DIRECTORS

      The business of the Company and Provident is conducted through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended September 30, 2003, the Board of Directors of the Company held 14 meetings and the Board of Directors of Provident held 12 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

COMMITTEES OF THE BOARD OF DIRECTORS OF UNION FINANCIAL

      AUDIT COMMITTEE. The Audit Committee, consisting of Directors Jordan (Chairman), Edwards and Graham, meets as needed to select and review the work performed by the independent auditors and to monitor the Company's internal audit function and internal control system. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market, Inc. This committee met four times during the year ended September 30, 2003. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached hereto as Appendix A.

      COMPENSATION COMMITTEE. The Compensation Committee, composed of Directors Alexander (Chairman), Mason and Wilkins meets as needed to review the employee wage and benefit packages, hear employee grievances and prepare employee job descriptions. This committee met one time during the year ended September 30, 2003. The Compensation Committee acts under a written charter adopted by the Board of Directors.

      CORPORATE GOVERNANCE COMMITTEE. The Company's Governance Committee, composed of Directors Wilkins (Chairman), Alexander, Jordan, Mason and Neese (ex-officio) selects nominees for election as directors. The Governance Committee will accept and consider stockholder nominations that are made pursuant to timely written notice to the secretary. All recommendations must include all information necessary for the Governance Committee to fully review the qualifications and credentials of the candidate. This committee met three times during the year ended September 30, 2003. The Corporate Governance Committee acts under a written charter adopted by the Board of Directors.

      The Company and Provident also maintain Loan, Asset/Liability, Investment and Strategic Planning Committees.

DIRECTORS' COMPENSATION

      Non-employee members of the Board of Directors of Provident receive a monthly fee of $900. The Chairman of the Board of Directors receives an additional monthly fee of $300. Committee members do not receive additional fees for committee meetings attended. Non-employee members of the Board of Directors of Union Financial receive an annual retainer of $2,000.

                                 STOCK OWNERSHIP

      The following table provides information as of December 9, 2003 with respect to persons known to Union Financial to be the beneficial owners of more than 5% of Union Financial's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                                            PERCENT OF
                                        NUMBER OF          COMMON STOCK
NAME AND ADDRESS                       SHARES OWNED         OUTSTANDING
----------------                   --------------------    -------------

Jeffrey L. Gendell
Tontine Financial Partners, L.P.        139,900(1)             7.10%
Tontine Management, L.L.C.
237 Park Avenue, 9th Floor
New York, New York 10017

-------------------------------
(1) Based on information filed in a Schedule 13D with the U.S. Securities and Exchange Commission on January 13, 2003.

      The following table provides information about the shares of Union Financial common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers of the Company named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of December 9, 2003. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.


                                                       NUMBER OF SHARES THAT
                                       NUMBER OF          MAY BE ACQUIRED       PERCENT OF
                                     SHARES OWNED        WITHIN 60 DAYS BY     COMMON STOCK
NAME                              (EXCLUDING OPTIONS)    EXERCISING OPTIONS    OUTSTANDING(1)
--------------------------        -------------------    ------------------    --------------
Mason G. Alexander                      13,734(2)                5,050                *

James W. Edwards                         5,707                  10,500                *

Richard H. Flake                        10,920(3)               45,000              2.78%

William M. Graham                       16,317                  11,500              1.40

Louis M. Jordan                         55,991(4)               11,500              3.41

Carl L. Mason                            6,548                  10,500                *

Dwight V. Neese                         17,000                  72,194              4.37

Lud W. Vaughn                               --                   3,334                *

Philip C. Wilkins                        6,107(5)                4,675                *

All directors and executive officers   154,255                 188,592             15.89%
as a group (14 persons)

---------------------------------
* Less than 1% of the shares outstanding.
(1) Based on ____________ shares of Union Financial common stock outstanding and entitled to vote as of December 9, 2003, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2) Includes 500 shares owned by the Frances & Mason Alexander Family Foundation over which Mr. Alexander shares voting power.
(3) Includes 994 shares owned by Mr. Flake's spouse.
(4) Includes 16,953 shares owned by Mr. Jordan's spouse, 3,298 shares owned by Mr. Jordan's spouse's individual retirement account and 14,789 shares held in a trust for which Mr. Jordan serves as trustee and shares voting power.
(5) Includes 102 shares held by Mr. Wilkins' spouse.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      The Company's Board of Directors currently consists of seven members. All of the directors are independent under the current listing standards of the Nasdaq Stock Market, Inc., except for Mr. Neese, who is not independent because he is an employee of Union Financial and Provident. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Two directors, Mason G. Alexander and James W. Edwards, each of whom are currently directors of the Company and Provident, will be nominated for election at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. As a result of the age limitation provision contained in the Company's bylaws it is expected that Mr. Alexander will retire from the board on September 11, 2004 when he reaches 72 years of age. At that time, the Board of Directors intends to seek a replacement to fill the vacancy created by Mr. Alexander's retirement.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee would be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

      Information regarding the nominees for election at the annual meeting, as well as information regarding the continuing directors whose terms expire in 2005 and 2006, is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of September 30, 2003. The indicated period for service as a director includes service as a director of Provident.

                       NOMINEES FOR ELECTION OF DIRECTORS

      The directors standing for election are:

      MASON G. ALEXANDER. Mr. Alexander is a retired banker and currently serves as a director of Mid-South Management Company, a newspaper holding company, and Kanuga Episcopal Conferences, Inc. Age 71. Director since 1996.

      JAMES W. EDWARDS. Mr. Edwards is the Dean at the University of South Carolina, Union Campus located in Union, South Carolina. Age 66. Director since 1996.

                         DIRECTORS CONTINUING IN OFFICE

      The following directors have terms ending in 2005:

      CARL L. MASON. Mr. Mason is the Chairman of the Board of the Company and Provident. He is the retired President of Carlisle Finishing, a division of Cone Mills Corporation, a textile finishing company. Age 59. Director since 1989.

      WILLIAM M. GRAHAM. Mr. Graham is the sole owner and operator of Graham's Flowers in Union, South Carolina. Age 59. Director since 1990.

      The following directors have terms ending in 2006:

      LOUIS M. JORDAN. Mr. Jordan is a major stockholder of Jordan's Ace Hardware, Inc. located in Union South Carolina. Age 68. Director since 1971.

      DWIGHT V. NEESE. Mr. Neese is the President and Chief Executive Officer of the Company and Provident. Age 53. Director since 1995.

      PHILIP C. WILKINS, DMD. Dr. Wilkins is a dentist in Winnsboro, South Carolina. Age 47. Director since 1999.

               PROPOSAL 2 - AMENDMENT TO COMPANY'S CERTIFICATE OF
            INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES

      The Board of Directors unanimously approved, declared advisable, and recommends to the stockholders an amendment to the Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 2,500,000 to 5,000,000. The Board of Directors believes that this proposal is in the best interests of the Company and its stockholders and recommends a vote "FOR" the proposed amendment.

      The first sentence of Article VII of the Company's Certificate of Incorporation states:

      "The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 3,000,000 of which 2,500,000 are to be shares of common stock, $0.01 par value per share, and of which 500,000 are to be shares of serial preferred stock, $0.01 par value per share."

      The proposed amendment would change the first sentence of Article VII of the Certificate of Incorporation to increase the total number of authorized shares of common stock to five million (5,000,000). The par value of the common stock will remain $0.01 per share. The proposed amendment is subject to the approval of the Company's stockholders.

PURPOSE OF AMENDMENT

      The Certificate of Incorporation of the Company currently authorizes the issuance of up to 2,500,000 shares of common stock. As of the December 9, 2003 record date, the Company had _______________ shares of common stock outstanding, _______________ shares of common stock held in treasury, _______________ shares subject to outstanding stock options and 82,017 shares subject to stock options available for issuance under existing option plans. While the Company currently does not have any plans to issue or reserve additional common stock (other than pursuant to various compensation and benefit plans), the Board of Directors considers the proposed increase in the number of authorized shares desirable as it would give the Board the necessary flexibility to issue common stock in connection with possible future stock dividends and splits, acquisitions, financing, employee benefits and for other general corporate purposes. Without an increase in the number of authorized shares of common stock, the number of available shares for issuance may be insufficient to consummate one or more of the above transactions.

      Approving an increase in the number of authorized shares at this time will enable the Company to take advantage of market conditions and favorable opportunities at the time one of the transactions described above occurs, without the expense and delay incidental to obtaining stockholder approval of an amendment to the Certificate of Incorporation increasing the number of authorized shares, except as may be required by applicable law for a particular issuance. As a result, the Board is proposing an amendment of the Certificate of Incorporation to increase the number of shares of common stock from 2,500,000 to 5,000,000, which would increase the authorized and unissued shares of common stock available for issuance from _________________ to ______________ shares. Authorized and unissued common stock may be issued from time to time for any purpose without further action of the stockholders, except as may be required by the Certificate of Incorporation, applicable law, or the listing requirements for the Nasdaq Stock Market, on which the common stock is listed.

      Each share of common stock authorized for issuance has the same rights as, and is identical in all respects with, each other share of common stock. The newly authorized shares of common stock will not affect the rights, such as voting and liquidation rights, of the shares of common stock currently outstanding.

      Stockholders will not have preemptive rights to purchase any subsequently issued shares of common stock. The Company currently has no plans to issue the newly authorized shares of common stock.

      The ability of the Board of Directors to issue additional shares of common stock without additional stockholder approval may be deemed to have an anti-takeover effect because unissued shares of common stock could be issued by the Board of Directors in circumstances that may have the effect of deterring takeover bids. Because stockholders do not have preemptive rights under the Certificate of Incorporation, the rights of existing stockholders may (depending on the particular circumstances in which the additional shares of common stock are issued) be diluted by any such issuance. The Board of Directors does not intend to issue any additional shares of common stock except on terms that it deems to be in the best interests of the Company and its stockholders.

      THE  BOARD OF  DIRECTORS  BELIEVES  THAT THE  AMENDMENT  TO THE  COMPANY'S
CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND, CONSEQUENTLY, RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

              PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF AUDITORS

      The Board of Directors has appointed Elliott Davis, LLC to be its auditors for the 2004 fiscal year, subject to ratification by stockholders. A representative of Elliott Davis, LLC is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public auditors will be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

      The following table sets forth the fees billed to the Company for the fiscal year ending September 30, 2003 by Elliott Davis, LLC:


                 Audit Fees........................ $22,870

                 Financial information and systems
                 design and implementation fees....      --

                 All other fees*...................  13,675
                 ------------------
                 *Includes fees for reviews of internal controls and procedures.

      The Audit Committee believes that the provision of non-audit services by Elliott Davis, LLC are compatible with maintaining Elliott Davis, LLC's independence.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of Union Financial's independent auditors, accounting functions and internal controls. The Audit Committee is comprised of three directors, each of whom is independent under the National Association of Securities Dealers' listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A.

      The Audit Committee reviewed and discussed the annual financial statements with management and the independent auditors. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the auditors concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the auditors the contents of such materials, the auditors' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Union Financial's Annual Report on Form 10-KSB for the year ended September 30, 2003 for filing with the Securities and Exchange Commission.

      The Audit Committee's responsibility is to monitor and review the Company's financial reporting process, including its system of internal controls and the preparation of consolidated financial statements. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

                           Louis M. Jordan (Chairman)
                                James W. Edwards
                                William M. Graham

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following information is furnished for Messrs. Neese and Flake. No other executive officer of Union Financial received salary and bonus of $100,000 or more during the year ended September 30, 2003.



                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                                                                       -----------------------
                                                          ANNUAL COMPENSATION                  AWARDS
                                                ------------------------------------   -----------------------
                                                                           OTHER       RESTRICTED   SECURITIES
                                                                           ANNUAL        STOCK      UNDERLYING     ALL OTHER
NAME AND PRINCIPAL                     FISCAL                           COMPENSATION    AWARDS        OPTIONS     COMPENSATION
    POSITIONS                           YEAR    SALARY($)    BONUS($)      ($)(1)         ($)           (#)           ($)
-------------------                     ----    ---------    --------   ------------   -----------  ----------    -------------
Dwight V. Neese                         2003    $155,320     $72,841       $  --         $  --            --        $______(2)
   President and Chief Executive        2002     142,480      67,322          --            --         4,087         17,271
   Officer                              2001     137,000          --          --            --         5,000         18,390

Richard H. Flake                        2003    $ 94,750     $38,540       $  --         $  --            --        $______(3)
   Executive Vice President             2002      94,000       5,532          --            --         4,052         12,549
   and Chief Financial Officer          2001      87,100          --          --            --         3,200         11,294

Lud W. Vaughn (4)                       2003    $ 90,220     $20,237       $  --         $  --            --        $______(5)
   Chief Credit Officer                 2002      41,250       2,880          --            --         5,000             --
   and Executive President

------------------------------
(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(2) Consists of employer contribution to Provident's 401(k) plan of $______ and contribution to money purchase pension plan of $______.
(3) Consists of employer contribution to Provident's 401(k) plan of $______ and contribution to money purchase pension plan of $______.
(4) Mr. Vaughn joined Provident on April 17, 2002.
(5) Consists of employee contribution to Provident's 401(k) plan of $______ and contribution to money purchase pension plan of $________.

OPTION VALUE AT FISCAL YEAR END

      The following table provides information regarding unexercised stock options for Messrs. Neese, Flake and Vaughn as of September 30, 2003.


                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                  OPTIONS               IN-THE-MONEY OPTIONS
                           SHARES                          AT FISCAL YEAR-END (#)     AT FISCAL YEAR-END ($)(1)
                          ACQUIRED           VALUE      ---------------------------  --------------------------
NAME                    ON EXERCISE(#)    REALIZED ($)  EXERCISABLE   UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----                    --------------    ------------  -----------   -------------  -----------  -------------
Dwight V. Neese...          2,300         $17,158          73,837         1,363        $814,776       $10,754
Richard H. Flake..            --             --            43,648         1,352         474,506        10,667
Lud W. Vaughn.....            --             --             3,334         1,666          17,504         8,747

------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 2003, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

EMPLOYMENT AGREEMENTS

      The Company and Provident maintain three-year employment agreements with Messrs. Neese and Flake. The terms of the agreements are extended daily, unless written notice of non-renewal is given by the Board of Directors. Mr. Neese's current base salary is $168,000. Mr. Flake's current base salary is $100,000. The agreements may be terminated at any time by the Board of Directors for "just cause," as defined in the agreements. If the executive's employment is terminated for just cause, the agreements provide that the executive will not receive any salary or benefits for any period after the termination for just cause, except for vested benefits. The agreements provide for severance payments if employment is terminated following a change in control (as defined in the agreements), equal to three times the sum of the executive's then-current base salary and the highest cash bonus paid or accrued over the past three completed fiscal years. The executive would also receive cash equal to the benefits he would have received in each of the three calendar years following the change in control under any tax-qualified or non-tax qualified retirement program in which he participated. The sum would be paid promptly within ten days after termination following any change in control. The executive also would continue to participate in Provident's employee benefits programs for thirty-six months.

      The executive would also be entitled to receive an additional tax indemnification payment if payments under the employment agreement or any other payments triggered liability under the Internal Revenue Code as an excise tax on payments constituting "excess parachute payments." Under applicable law, the excise tax is triggered by the executive's receipt of payments that are contingent on a change in control (as defined in the agreement) that equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period. The indemnification payment provides the executive with a net amount sufficient to pay the excise tax.

      The employment agreements restrict each executive from competing against the Company or the Bank for a period of one year from the date of termination of the agreement if the executive is terminated without just cause or "good reason," as defined in the agreements.

CHANGE IN CONTROL AGREEMENT

      Union Financial and Provident maintain a one-year change in control agreement with Mr. Vaughn. The term of the agreement is extended daily, unless written notice of non-renewal is given by the Board of Directors. The agreement provides, that if following a change in control of Union Financial or Provident, Mr. Vaughn's employment with Provident is terminated, involuntarily or under certain circumstances set forth in the agreement, voluntarily, Mr. Vaughn is entitled to receive a severance payment equal to one times his base salary as effect on the date of the change in control. In addition to his severance payment, Mr. Vaughn is also entitled to continued life, medical, dental and disability coverage for twelve months following his termination of employment.

         OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in Union Financial common stock during the fiscal year ended September 30, 2003.

TRANSACTIONS WITH MANAGEMENT

      The recently enacted Sarbanes-Oxley Act generally prohibits loans by Provident to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Provident to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Provident is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. Provident's policy is to not make any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public and to have the Board of Directors approve all loans to executive officers and directors.

               SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

      Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than August 30, 2004. However, if the annual meeting is held more than 30 calendar days from January 28, 2005, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 31 days' notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders. A copy of the Certificate of Incorporation may be obtained from the Company.

                                  MISCELLANEOUS

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Union Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

      The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on December 9, 2003. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

      A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ALL PERSONS WHO WERE STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON DECEMBER 9, 2003 UPON WRITTEN REQUEST TO CORPORATE SECRETARY, UNION FINANCIAL BANCSHARES, INC., 203 WEST MAIN STREET, UNION, SOUTH CAROLINA 29379.

      If you and others who share your address own your shares in "street name," your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in "street name" and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Wanda J. Wells
                                    CORPORATE SECRETARY

Union, South Carolina
December 29, 2003

                                                                      APPENDIX A

================================================================================

                                 AUDIT COMMITTEE

================================================================================

                                     CHARTER
                                     -------

I. PURPOSE

      The primary function of the Audit Committee (the Committee) of Union Financial Bancshares, Inc. (the Corporation) and Provident Community Bank (the
Bank) is to review: the integrity of the financial reports and other financial information provided by the Corporation to any governmental body or the public, including any certification, report or opinion prepared by or review performed by the Corporation's independent accountants; the Corporation's compliance with legal and regulatory requirements; the independent accountants' qualifications and independence; the performance of the Corporation's internal audit function, its independent accountants and the system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

      - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems.

      - Review and assess the audit efforts of the Corporation's independent accountants and internal audit function.

      -  Provide  an  open  avenue  of   communication   among  the  independent
      accountants, financial personnel, senior management, the internal audit function, and the Board of Directors.

The Committee will primarily fulfill these responsibilities by carrying out the activities outlined in Section IV. of this Charter.

II. COMPOSITION

      The Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent as defined by applicable Nasdaq Listing Standards, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior financial officer with financial oversight responsibilities.

      The members of the Committee shall be elected by the Board annually or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

III. MEETINGS

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the external auditors to discuss the internal and external audit functions and any other matters that the Committee or each of these groups believe should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review
------------------------

1. Review and update this Charter periodically, but not less than annually, and as conditions dictate.
2. Review the regular internal reports to management prepared by the internal audit function and management's response.
3. Review the Corporation's audited annual financial statements and the independent accountants' opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein.
4. Review and approve requests for any management consulting engagement to be performed by the Corporation's independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.
5. Review with financial management interim financial reports prior to the release of earnings. The Chairperson of the Committee may represent the entire Committee for the purposes of this review.
6. Generally discuss earnings press releases and financial information as well as earnings guidance provided to analysts and rating agencies.

Independent Accountants
-----------------------

7. Appoint the independent accountants, considering independence and effectiveness and be ultimately responsible for their compensation, retention and oversight (including resolution of disagreements between management and the accountant regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such accounting firm shall report directly to the Committee. On a annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.
8. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.
9. Monitor the rotation of the lead audit partner or the audit partner having primary responsibility for reviewing the audit as required by law.
10. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.
11. Approve, in advance, all permissible non-audit services to be completed by the independent accountants and all audit, review or attest engagements required under the federal securities laws. Such approval process will ensure that the independent accountant does not provide any non-audit services to the Corporation or the Bank that are prohibited by law or regulation.

12. Obtain and review, at least annually, a report by the independent accountants describing (A) the auditor's internal quality control procedures, (B) any material issues raised by its most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities in the preceding five (5) years relating to an independent audit conducted by the firm and any steps taken to deal with such issues.
13. Set clear policies for hiring employees or former employees of the independent accountants.

Financial Reporting Process
---------------------------

14. In consultation with the independent accountants and the internal audit function, review the integrity of the organization's financial reporting processes, both internal and external.
15. Consider the independent accountants' judgement about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.
16. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal audit function.
17. Prepare a report for inclusion in the Corporation's annual proxy statement, in accordance with applicable rules and regulations.

Process Improvement
-------------------

18. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal audit function regarding any significant judgements made in management's preparation of the financial statements and the view of each as to appropriateness of such judgements.
19. Following completion of the annual audit, review separately with each of management, the independent accountants, and the internal audit function any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
20. Review and resolve any significant disagreement among management and the independent accountants or the internal audit function in connection with the preparation of the financial statements.
21. Review with the independent accountants, the internal audit function and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.
22. Periodically consult with the internal accountants out of the presence of management and the independent accountants about internal controls and the fullness and accuracy of the organization's financial statements.
23. Have in place procedures for (A) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and (B) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
24. Report regularly to the Board of Directors, which such report should include a review on issues relating to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance of the independent accountants, or the performance of the internal audit function.

Ethical and Legal Compliance
----------------------------

25. Review activities, organizational structure, and qualifications of the internal audit function.
26.  Review all legal compliance matters as they occur.
27.  Review and approve all related-party transactions.
28. Review any legal matter that could have a significant impact on the organization's financial statements.
29. Be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties and to assist it in the conduct of any investigation. In connection therewith, the audit committee shall be provided appropriate funding as determined by the audit committee for payment to accountants and advisors and for ordinary administrative expense that are necessary or appropriate in carrying out its duties.
30. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.
31.  Review and update periodically a Code of Business Conduct.

                        UNION FINANCIAL BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                       JANUARY 28, 2004
                              2:00 P.M. LOCAL TIME
                            ------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the Board of Directors, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Union Financial Bancshares, Inc. (the "Company") owned of record by the undersigned at the Annual Meeting of Stockholders, to be held on January 28, 2004 at 2:00 p.m., local time, in the University of South Carolina Auditorium, Union Campus, 401 East Main Street, Union, South Carolina, and at any and all adjournments thereof, as designated below with respect to the matters set forth below and described in the accompanying Proxy Statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

      1. The election as directors of all nominees listed (except as marked to the contrary below).

                    Mason G. Alexander and James W. Edwards

                                                           FOR ALL
            FOR               VOTE WITHHELD                EXCEPT
            ---               -------------                ------

            /_/                   /_/                       /_/

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

      2. The amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock.

            FOR                  AGAINST                ABSTAIN
            ---                  -------                ------

            /_/                   /_/                    /_/



      3. The  ratification  of  the  appointment  of  Elliott  Davis,  LLC as
         independent auditors for the  Company   for  the  fiscal  year  ending
         December 31, 2004.

            FOR                  AGAINST                ABSTAIN
            ---                  -------                ------

            /_/                   /_/                    /_/


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

      The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 29, 2003 and an Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                          Dated:
                                                --------------------------------



                                          --------------------------------------
                                          STOCKHOLDER SIGN ABOVE



                                          --------------------------------------
                                          CO-HOLDER (IF ANY) SIGN ABOVE




                          -----------------------------


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.